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EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        I, Mark R. Goldston, Chairman, Chief Executive Officer and President of United Online, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

        (a)  the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (b)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 1, 2003
/s/ MARK R. GOLDSTON Mark R. Goldston Chairman, Chief Executive Officer and President

        A signed original of this written statement required by Section 906 has been provided to United Online, Inc. and will be retained by United Online, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 99.1